FIRST EAGLE FUNDS

First Eagle Global Income Builder Fund

1345 Avenue of the Americas

New York, New York 10105

(800) 334-2143

Supplement dated May 1, 2012

STATEMENT OF ADDITIONAL INFORMATION

dated March 1, 2012

This Supplement is intended to highlight certain changes to the Statement of Additional Information dated March 1, 2012. Please review these matters carefully.

Organization of the Funds

On May 1, 2012, First Eagle Global Income Builder Fund commenced operations and is available for sale to the public.

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The information in this Supplement modifies the Statement of Additional Information dated March 1, 2012. In particular, and without limitation, the information contained in this Supplement modifies (and if inconsistent, replaces) information contained in the section of the Statement of Additional Information entitled “Organization of the Funds”.